SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                Servicing Agreement, dated as of August 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1999-17)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

          New Jersey                    33-5042             21-0627285
          -------------------------------------------------------------
          (State or other jurisdiction (Commission     (I.R.S. Employer
             of incorporation)          File Number) Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (609) 661-6100
                                                           --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On August 26, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-17 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-17") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated August 19, 1999 as supplemented by the Prospectus Supplement dated August 25, 1999.

The original principal balance of each Class of the Certificates is as follows:

     Class A1                           $25,000,000.00
     Class A2                           $14,591,000.00
     Class A3                           $33,502,466.00
     Class A4                           $24,260,774.00
     Class A5                           $35,107,542.00
     Class A6                           $15,029,684.00
     Class A7                            $5,000,000.00
     Class A8                              $178,571.00
     Class A9                            $5,107,000.00
     Class A10                          $28,009,360.00
     Class A11                          $20,500,000.00
     Class A12                         $127,210,748.00
     Class R                                   $100.00
     Class PO                            $3,891,829.67
     Class M                             $6,677,000.00
     Class B1                            $2,636,000.00
     Class B2                            $1,406,000.00
     Class B3                            $1,757,000.00
     Class B4                              $702,000.00
     Class B5                              $879,878.77
     Total :                           $351,446,953.44

The initial Junior Percentage and initial Senior Percentage for Pool 1999-17 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-17 as of the initial issuance of the Certificates are $135,910.00, $3,514,470.00 and $3,514,470.00, respectively, representing approximately .0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of August 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-17

Pool 1999-17 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $351,446,953.44.

The interest rates (the "Mortgage Rates") borne by the 1073 Mortgage Loans conveyed by GECMSI to Pool 1999-17 range from 6.5000% to 9.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4590% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-17 ranged from $56,000.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-17 is $327,536.77, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-17 is May 1993, and the latest scheduled maturity date of any such Mortgage Loan is August 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-17 is 75.9199%.

The Mortgage Loans in Pool 1999-17 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-17:

     MORTGAGE        # OF     AGGREGATE BALANCES         % OF POOL BY
      RATES         LOANS     AS OF CUT-OFF DATE       AGGREGATE BALANCE
      -----         -----     ------------------       -----------------
     6.5000%          8            $2,528,600.35            0.7195%
     6.6250%         12            $3,989,338.89            1.1351%
     6.7500%         14            $5,165,435.48            1.4698%
     6.8750%         78           $25,476,625.17            7.2491%
     7.0000%         88           $28,732,637.22            8.1755%
     7.1250%         88           $29,977,398.49            8.5297%
     7.2500%        147           $48,857,422.82           13.9017%
     7.3750%        125           $40,610,518.29           11.5552%
     7.5000%        138           $45,649,546.24           12.9890%
     7.6250%         91           $29,329,486.65            8.3454%
     7.7500%         60           $19,179,695.19            5.4573%
     7.8750%         82           $25,488,527.28            7.2525%
     8.0000%         50           $15,776,913.36            4.4891%
     8.1250%         14            $4,339,910.16            1.2349%
     8.2500%         30            $8,717,974.35            2.4806%
     8.3750%         17            $6,207,471.37            1.7663%
     8.5000%         15            $5,179,117.26            1.4737%
     8.6250%          5            $1,757,199.79            0.5000%
     8.7500%          3              $953,720.71            0.2714%
     8.8750%          5            $1,833,251.88            0.5216%
     9.0000%          1              $398,562.49            0.1134%
     9.1250%          1              $297,600.00            0.0847%
     9.2500%          1            $1,000,000.00            0.2845%
     Total         1073          $351,446,953.44          100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-17 :

     ORIGINAL            # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
     BALANCES                           AS OF CUT-OFF DATE       AGGREGATE BAL.
     --------            ----------     ------------------       --------------
$      0 - 240,000            61             $9,422,411.93           2.6810%
$240,001 - 250,000            44            $10,867,176.53           3.0921%
$250,001 - 300,000           406           $112,404,899.45          31.9835%
$300,001 - 350,000           247            $80,329,108.22          22.8567%
$350,001 - 400,000           145            $54,426,811.99          15.4865%
$400,001 - 450,000            69            $29,393,345.38           8.3635%
$450,001 - 600,000            81            $40,646,218.95          11.5654%
$600,001 - 650,000            13             $8,290,724.96           2.3590%
$650,001 - 1,000,000 +         7             $5,666,256.03           1.6123%
Total                      1,073           $351,446,953.44         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-17 is $1,000,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-17 is $55,961.46.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-17:

YEAR OF ORIGINATION      # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
-------------------      ----------     ------------------     -----------------
     1993                      1               $344,000.00         0.0979%
     1996                      1               $498,766.25         0.1419%
     1998                     17             $4,792,082.67         1.3635%
     1999                  1,054           $345,812,104.52        98.3967%
     Total                 1,073           $351,446,953.44       100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-17:

LOAN-TO-VALUE
  RATIO AT                # OF          AGGREGATE BALANCES       % OF POOL BY
ORIGINATION              LOANS          AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----------              -----          ------------------     -----------------
00.000 - 50.00              46              $15,342,599.87         4.3656%
50.001 - 60.00              54              $17,989,279.72         5.1186%
60.001 - 70.00             137              $48,084,781.31        13.6819%
70.001 - 75.00             123              $43,513,539.17        12.3813%
75.001 - 80.00             527             $172,645,917.13        49.1243%
80.001 - 85.00              14               $4,659,078.84         1.3257%
85.001 - 90.00             102              $30,651,070.91         8.7214%
90.001 - 95.00              70              $18,560,686.49         5.2812%
Total                    1,073             $351,446,953.44       100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-17:

TYPE OF DWELLING         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
----------------         ----------     ------------------     -----------------
Single-family detached     999             $327,976,081.80        93.3217%
Single-family attached      15               $4,661,600.31         1.3264%
Condominium                 38              $11,800,819.48         3.3578%
2 - 4 Family Units          20               $6,733,892.99         1.9160%
Co-op                        1                 $274,558.86         0.0781%
Total                    1,073             $351,446,953.44       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-17:

                         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
  OCCUPANCY                             AS OF CUT-OFF DATE     AGGREGATE BALANCE
  ---------              ----------     ------------------     -----------------
Owner Occupied           1,041             $341,093,376.68        97.0540%
Vacation                    21               $6,848,534.15         1.9487%
Investment                  11               $3,505,042.61         0.9973%
Total                    1,073             $351,446,953.44       100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-17:

STATE                    # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----                    ----------     ------------------     -----------------
Alabama                      4               $1,265,201.51         0.3600%
Arizona                     25               $8,000,532.44         2.2765%
California                 532             $174,135,883.78        49.5484%
Colorado                    23               $7,210,466.48         2.0516%
Connecticut                 16               $6,115,525.29         1.7401%
Delaware                     3               $1,021,217.26         0.2906%
District Of Columbia         4               $1,471,580.39         0.4187%
Florida                     18               $5,740,465.68         1.6334%
Georgia                     22               $6,677,723.56         1.9001%
Hawaii                       4               $1,469,192.90         0.4180%
Idaho                        1                  $55,961.46         0.0159%
Illinois                    39              $13,693,240.59         3.8962%
Indiana                      2                 $730,792.15         0.2079%
Iowa                         1                 $313,204.06         0.0891%
Kentucky                     2                 $726,988.79         0.2069%
Maryland                    43              $14,380,889.71         4.0919%
Massachusetts               46              $14,807,445.46         4.2133%
Michigan                    23               $8,258,448.75         2.3498%
Minnesota                    4               $1,354,424.18         0.3854%
Mississippi                  1                 $294,781.07         0.0839%
Missouri                     4               $1,403,754.84         0.3994%
Nebraska                     1                 $103,016.38         0.0293%
Nevada                      12               $4,168,929.88         1.1862%
New Hampshire                3                 $966,485.49         0.2750%
New Jersey                  29               $9,020,036.37         2.5665%
New Mexico                   3                 $938,590.18         0.2671%
New York                    22               $7,095,168.64         2.0188%
North Carolina               7               $2,490,865.27         0.7087%
Ohio                         3                 $988,717.71         0.2813%
Oklahoma                     1                 $470,860.91         0.1340%
Oregon                      18               $5,693,126.26         1.6199%
Pennsylvania                14               $4,658,197.19         1.3254%
Rhode Island                 2                 $537,582.99         0.1530%
South Carolina               1                 $649,505.40         0.1848%
Tennessee                    5               $1,744,502.38         0.4964%
Texas                       28               $8,523,265.23         2.4252%
Utah                         5               $1,291,764.46         0.3676%
Virginia                    46              $14,483,071.18         4.1210%
Washington                  51              $16,638,606.00         4.7343%
Wisconsin                    5               $1,856,941.17         0.5284%
Total                    1,073             $351,446,953.44       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-17:

YEAR OF MATURITY    # OF LOANS          AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE
----------------    ----------          ------------------     -----------------
     2019                   11               $3,233,341.31         0.9200%
     2024                    1                 $281,000.00         0.0800%
     2028                   10               $2,553,759.11         0.7266%
     2029                1,051             $345,378,853.02        98.2734%
     Total               1,073             $351,446,953.44       100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-17 calculated as of the Cut-off Date is 357.41 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-17:

                         # OF LOANS     AGGREGATE BALANCES       % OF POOL BY
PURPOSE OF LOAN                         AS OF CUT-OFF DATE     AGGREGATE BALANCE
---------------          ----------     ------------------     -----------------
Purchase                   735             $240,273,034.27        68.3668%
Rate Term/Refinance        328             $108,131,066.38        30.7674%
Cash-out Refinance          10               $3,042,852.79         0.8658%
Total                    1,073             $351,446,953.44       100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of August 25, 1999, for certain of the Series 1999-17 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of August 25, 1999, for certain of the Series 1999-17 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-17 Certificates, dated as of August 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of August 26, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of August 26, 1999

                                  EXHIBIT INDEX



The exhibits are being filed herewith:



     EXHIBIT NO.                   DESCRIPTION                        PAGE
     -----------                   -----------                        ----

          1.1 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of August 25, 1999, for certain of the Series 1999-17 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette
                         Securities Corporation.

          1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of August 25, 1999, for certain of the Series 1999-17 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.

          4.1 The Pooling and Servicing Agreement for the Series 1999-17 Certificates, dated as of August 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.